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                      MFS(R) WORLD GOVERNMENTS FUND

                 Supplement to the Current Prospectus

On January 2, 1998, Stephen C. Bryant was named the interim portfolio manager of the Fund. Effective January 12, 1998, James T. Swanson replaced Mr. Bryant as the Fund's portfolio manager. Therefore, the description of portfolio manager under the "Management of the Fund Investment Adviser" section is hereby revised as follows: James T. Swanson is the portfolio manager of the Fund. Mr. Swanson, a Senior Vice President of the Adviser, has been employed as a portfolio manager with the Adviser since 1985 and has been the Fund's portfolio manager since January 12, 1998.

           The date of this Supplement is January 12, 1998.